UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported): October 19, 2005

UNION BANKSHARES COMPANY
(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

66 Main Street
Ellsworth, ME 04605
(Address of principal executive offices) (Zip Code)

(207) 667-2504
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Consistent with the corporate governance policies of Union Bankshares Company, which provide that each Director shall retire from the Board of Directors upon his or her 72nd birthday, John V. Sawyer, II retired as Director and Chairman of the Board on October 19, 2005, and Director Sandra H. Collier was elected as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By: /s/ Timothy R. Maynard

Name: Timothy R. Maynard
Title: Senior Vice President,
Chief Financial Officer

Date: October 19, 2005